Company Presentation – September 2016

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Ashford Hospitality Trust Vision  Opportunistic platform focused on full-service hotels 3  Management team more highly-aligned with shareholders than our peers  Appropriate use of financial leverage  Best in class hotel managers  Superior long-term total shareholder return performance  Announced strategy refinements to improve shareholder value

Recent Developments 4  Q2 2016 RevPAR growth of 4.9%  Q2 2016 AFFO per share growth of 17.6%  Q2 2016 Adjusted EBITDA growth of 10.7%  In June 2016, completed the planned sale of the 5-hotel select-service portfolio for $142 million with expected net proceeds of approximately $37 million  In August 2016, completed the redemption of all outstanding shares of 9.0% Series E preferred stock funded by the recently-completed offering of 7.375% Series F preferred stock  Announced enhancements to corporate governance policies  Announced planned sale of the 151-room Courtyard Palm Desert and 130-room Residence Inn Palm Desert for $36 million  In September, completed the sale of the 124-room Hampton Inn & Suites Gainesville for approximately $27 million

Best In Class Hotel Managers  86 properties managed by Remington representing 59% of portfolio hotel EBITDA  29 properties managed by Marriott representing 29% of portfolio hotel EBITDA  Remaining 11 properties managed by Hilton, Starwood, Hyatt, and Interstate  Best in class hotel property managers and asset managers that drive strong performance through ROI initiatives, revenue optimization, and cost cutting measures 5 Based on TTM Hotel EBITDA as of June 30, 2016 for 126 owned hotels as of September 1, 2016

52% 58% 59% 43% 41% 42% 22% 53% 60% 59% 68% 70% 47% 57% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 Non-Remington Remington Remington Outperformance - Profitability  Remington has outperformed in EBITDA flow-through 7 out of the last 8 years 6 NOTE: Remington managed hotels owned by Ashford Trust and Ashford Prime as compared to Non-Remington managed hotels Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss 300 -800 -808% 334%

90% -19% -24% 25% 129% 59% 124% 47% 26% -9% -3% 154% 66% 70% 249% 420% 75% 107% 72% 20% -24% -7% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr Peer Avg AHT Demonstrated Long-Term Track Record 7 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 9/1/16 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers (1)

Highest Insider Ownership 8 Public Lodging REITs include: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford Trust includes direct & indirect interests & interests of related parties Insider Ownership Most highly aligned management team among our peers 18%* 6% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT HT RLJ CLDT FCH Peer Avg CHSP INN HST PEB DRH SHO LHO

Attractive Dividend Yield 9 Source: Company filings and market data Dividend Yield (as of 9/1/16) Highest dividend yield in the industry and with attractive coverage ratio of 3.2x 7.1% 6.7% 6.4% 6.3% 6.2% 6.1% 5.9% 5.7% 5.0% 4.9% 4.7% 4.6% 3.5% 3.2% 2.7% 1.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% AHT LHO CHSP APLE CLDT XHR HT RLJ Peer Avg DRH PEB HST INN FCH AHP SHO

10 Ashford Trust Hotels High Quality, Geographically Diverse Portfolio Le Pavillon Hotel New Orleans, LA Lakeway Resort & Spa Austin, TX Hilton Costa Mesa Costa Mesa, CA Marriott Fremont Fremont, CA Le Meridien Minneapolis Minneapolis, MN Chicago Silversmith Chicago, IL Hilton Back Bay Boston, MA The Churchill Washington, D.C. W Atlanta Downtown Atlanta, GA Crowne Plaza Key West Key West, FL Marriott Sugar Land Sugar Land, TX Hilton Santa Fe Santa Fe, NM Renaissance Nashville Nashville, TN Westin Princeton Princeton, NJ Marriott Beverly Hills Beverly Hills, CA Embassy Suites Portland Portland, OR Marriott Gateway Arlington, VA

Top 25 73.0% Top 50 17.9% Other 9.1% Portfolio Overview 11 TTM Hotel EBITDA as of June 30, 2016 for 126 owned hotels as of September 1, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 49.6% Hilton 27.2% Hyatt 4.1% IHG 5.1% Starwood 8.0% Independent 6.0% Marriott 29.2% Hilton 5.4% Hyatt 3.4% Remington 59.0% Starwood 2.5% Interstate 0.5% Upscale 33.7% Upper-Upscale 54.3% Luxury 4.8% Upper-Midscale 3.3% Independent 3.9% TTM Hotel % of EBITDA Total Washington DC Area $47,325 9.9% San Fran/Oakland, CA $33,567 7.1% Los Angeles Metro Area $33,107 7.0% Atlanta, GA $30,288 6.4% NY/NJ Metro Area $29,932 6.3% DFW, X $26,575 5.6% Boston, MA $25,422 5.3% Nashville, TN $23,557 5.0% MN/St. Paul Area $16,071 3.4% Houston, TX $13,465 2.8% Total Portfolio $475,880 100.0%

Investment Strategy 12  Full-service hotels  Upper-upscale hotels  Focus on all markets  Appropriate use of leverage  Focus on franchised properties where we can add significant value Investment Strategy Competitive Advantage  Increased deal flow  Less competition  Improves selectivity  More value-add opportunities  Core competency of Remington  Debt markets expertise  Extensive relationships with brokers, lenders, institutions, and brands  Portfolio opportunities given diverse asset locations and quality

Renaissance Nashville: Partnering with developer to redevelop Nashville Convention Center, resulting in new, premium meeting space Marriott Crystal Gateway: Spending $30.0mm on major renovations; adding 6 keys by moving fitness center and concierge lounge Hilton Boston Back Bay: Shifted revenue strategies to increase off-season occupancy estimated to add $3mm in revenue Marriott Beverly Hills: 82% RevPAR growth since $26mm conversion from Crowne Plaza Embassy Suites Portland: Aggressively marketing multiple retail outlets; upgrading TV and WiFi to improve guest experience Ritz Carlton Atlanta: Completed significant restaurant renovation; expanded and updated gift shop into upscale retail market Hyatt Savannah: Increased premium rooms inventory by 70 rooms to drive ADR; repositioning food and beverage outlets and full lobby renovation in 2017 Marriott DFW: Comprehensive ballroom and meeting space renovation in summer 2017 Marriott Bridgewater: Converted 30 king rooms to double/double rooms to capture more group business; increase premium room type by 43.5% to capture higher ADR Embassy Suites Santa Clara: Spending $10.4mm on 2017 guestrooms and lobby renovation to include larger market and fitness area; implementing Profit Improvement Plan with estimated annual savings of $90k 13 Asset Management Initiatives

Case Study – Conversion to Remington Managed 14 Implemented Strategies:  Increased club room premium pricing from $30 to $45  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Improved pattern management and business mix to increase higher rated retail contribution  Moved to premium pricing, allowing restriction of premium rooms and preferred business management  Aggressively priced preferred rooms rates 25%-30% YOY Marriott Fremont – Fremont, CA *$ in Thousands (1) As of June 30, 2016  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Actual cap rate and EBITDA multiple of 10.9% and 7.9x, respectively  Current cap rate and EBITDA multiple of 14.4% and 6.1x, respectively (1) TTM Pre-Takeover TTM Post-Takeover Increase (%, BPs) Total Revenue* $19,140 $22,153 15.7% RevPAR $107.1 $130.5 21.8% GOP margin 27.0% 38.1% +1,116 EBITDA margin 20.9% 30.0% +916 Marriott Fremont

Case Study – Marriott Beverly Hills Conversion 15

16 Case Study – Marriott Beverly Hills Conversion (cont.)  Prior to the conversion, the hotel had a TTM Net Operating Income of $6.3mm  Trust invested $21mm, net of key money from Marriott*  Ashford expects Net Operating Income to increase by approximately $2.5mm following conversion and stabilization  Capping incremental Net Operating Income at an assumed 6.5% cap rate and deducting the CapEx investment equates to an estimated: $17mm+ in value creation * Not all of this capital was incremental. Hotel was in need of a renovation. “Refresh” capital requirements per Crowne standards were estimated to be $8mm.

17 Case Study – Marriott Beverly Hills Conversion (cont.)  The Marriott Beverly Hills officially opened on July 1, 2015 and the renovation concluded in August  Received an award from Marriott International for renovation excellence  Q2 2016 YTD performance has been great:  Total revenue growth of 84%  Room rate growth of 48%  Hotel EBITDA flow-through of 53%  A gain of 5,100 bps in market share versus its competitors

18 Case Study – Marriott Beverly Hills Conversion (cont.) Lobby Bar Restaurant Front Desk Lobby

19 Case Study – Marriott Beverly Hills Conversion (cont.) Guestroom Boardroom Guestroom Club Lounge

Opportunity – W Atlanta Downtown 20  Acquired in July 2015  237 keys, 9,000 sq. ft. of meeting space  Located in the heart of Downtown Atlanta  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Georgia Dome  Potential to reconcept or lease underutilized food and beverage outlets  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Potential impact to EBITDA of approximately +$850,000  Q2 2016 RevPAR growth and EBITDA flow-through of 12.8% and 83%, respectively W Atlanta – Atlanta, GA W Atlanta – Atlanta, GA Hotel Overview: Opportunities:

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.75 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Hedge unfavorable economic shocks 21 As of June 30, 2016 (1) At market value as of September 1, 2016 (2) Adjusted for sale of the Hampton Inn & Suites Gainesville Enterprise Value Net Working Capital Cash & Cash Equivalents(2) $266.9 Restricted Cash 163.1 Investment in Securities Fund 53.1 Accounts Receivable, net 55.3 Prepaid Expenses 24.3 Due From Affiliates, net (4.9) Due from Third Party Hotel Managers 15.1 Market Value of Ashford, Inc. Investment(1) 27.2 Total Current Assets $599.9 Accounts Payable, net & Accrued Expenses $139.3 Dividends Payable 23.1 Total Current Liabilities $162.4 Net Working Capital $437.5 Figures in millions except per share values Stock Price (As of September 1, 2016) $6.76 Fully Diluted Shares Outstanding 116.6 Equity Value $788.1 Plus: Preferred Equity 393.9 Plus: Debt(2) 3,777.3 Total Market Capitalization $4,959.3 Less: Net Working Capital (437.5) Total Enterprise Value $4,521.8

$394.9 $203.3 $5.5 $97.7 $282.9 $601.4 $710.7 $1,483.1 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate Debt Maturities and Leverage  Target Net Debt/Gross Assets of 50-60%  Maintain mix of fixed and floating rate debt (Currently 74% floating & 26% fixed)  Ladder maturities  Exclusive use of property-level, non-recourse debt 22 As of June 30, 2016 (1) Assumes extension options are exercised (2) Adjusted for sale of the Hampton Inn & Suites Gainesville Note: All debt yield statistics are based on EBITDA to principal. Debt Maturity Schedule (mm)(1) (2) Debt Yield: 12.8% Debt Yield: 21.1% Debt Yield: 14.4% Debt Yield: 11.4% Debt Yield: 11.1% Debt Yield: 14.0%

Corporate Governance Enhancements 23  Modification of the Company’s Equity Incentive Plan to require stock ownership by directors and officers to match the stock ownership guidelines outlined in the current Corporate Governance Guidelines  Modification of the Company’s Equity Incentive Plan to require minimum vesting periods on stock options and stock appreciation rights issued under the plan  Modification of the Company’s By-laws to reduce the threshold from 35% to 30% of outstanding shares to call a special meeting of shareholders.  Modification of the Company’s stock ownership guidelines to increase the required share ownership for director’s from three times the director’s annual board retainer fee to four times

Key Takeaways 24  Focused on increasing shareholder value through simplifying strategy and improving portfolio quality  Attractive industry fundamentals  Strong management team with a long track record of creating shareholder value  Highest dividend yield in the industry  Highly-aligned platform through management structure and high insider ownership

Company Presentation – September 2016